September 25, 2019

TOUCHSTONE STRATEGIC TRUST

TOUCHSTONE VALUE FUND

Supplement to the Summary Prospectus, Prospectus and Statement of Additional Information each dated October 30, 2018

Effective immediately, Mr. Jeff G. Fahrenbruch no longer serves as a portfolio manager to the Touchstone Value Fund (the "Fund"). Accordingly, all references to Mr. Fahrenbruch in the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information are hereby deleted. Messrs. Mark Giambrone, Lewis Ropp, and David W. Ganucheau continue to serve as portfolio managers of the Fund.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 · Providence, RI 02940-8078
Ph: 800.543.0407 · TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-54BB-TST-TVLAX-S7-1909